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                                                                   EXHIBIT 10.39

                                   GUARANTY
                                   --------

     This GUARANTY is dated as of October 17, 1996, by Corinthian Colleges, Inc., a Delaware corporation ("PARENT"), in favor of Phillips Colleges, Inc., a Mississippi corporation ("PHILLIPS"), and certain subsidiaries of Phillips as identified on Exhibit A hereto (the "SELLERS" and, collectively with Phillips,
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the "SELLING PARTIES").

                             PRELIMINARY STATEMENT
                             ---------------------

     The Selling Parties and Rhodes Colleges, Inc., a Delaware corporation ("RHODES"), Rhodes Business Group, Inc., a Delaware corporation ("RHODES GROUP"), and Florida Metropolitan University, Inc., a Florida corporation ("FMU" and together with Rhodes and Rhodes Group, the "SUBSIDIARIES"), have entered into a Schools Acquisition Agreement, dated as of the date of this Guaranty, and certain ancillary agreements and other documents related thereto (collectively, the "ACQUISITION AGREEMENT"). The agreement of Parent to deliver this Guaranty was a material inducement to the Selling Parties in entering into the Acquisition Agreement.

                                  AGREEMENTS
                                  ----------

     In consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, intending to be bound legally, agrees as follows:

     1.     Guaranty. Parent hereby guarantees the full, complete, and timely
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payment and performance by the Subsidiaries of each and every obligation of the
Subsidiaries under the Acquisition Agreement. If any default shall be made by the Subsidiaries in the payment or performance of any of such obligations, then Parent will itself pay, perform or cause to be performed such obligation within ten (10) business days upon written notice from the Selling Parties specifying in summary form the default. The Selling Parties may proceed to enforce its rights against Parent from time to time prior to, contemporaneously with, or after any enforcement against the Subsidiaries, or without any enforcement against the Subsidiaries. The obligations of Parent under this Guaranty shall be absolute and unconditional and shall remain in full force and effect without regard to and shall not be released, discharged, or in any way affected by (a) any amendment or modification of or supplement to the Acquisition Agreement,
(b)any exercise or non-exercise of or delay in exercising any right, remedy, power, or privilege under or in respect of the Acquisition Agreement, (c) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors, or similar proceeding commenced by or against the Subsidiaries or Parent, (d) the dissolution (voluntarily or involuntarily) of the Subsidiaries,
(e) the genuineness, validity, or enforceability of the Acquisition Agreement, or (f) any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or surety. If payment of any sum by the Subsidiaries pursuant to the Acquisition Agreement is recovered as a preference or fraudulent transfer
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under any applicable bankruptcy or insolvency law, the liability of Parent under this Guaranty shall continue and remain in full force and effect notwithstanding such recovery.

     2.   Waivers.   Parent unconditionally waives (a) any presentment, protest,
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demand, action, or delinquency in respect to any of the obligations of the
Subsidiaries under the Acquisition Agreement; (b) all set-offs and counterclaims and all notices of nonperformance, notices of protest, notices of dishonor, and notices of acceptance of this guaranty; (c) any claim or defense based upon, arising out of, or in any way related to a claim that any election of remedies impaired, reduced, released or otherwise extinguished any right or defense that the guarantor may have possessed, including subrogation and reimbursement; and
(d) any rights and defenses the Parent may hold resulting from protection afforded to a subsidiary by antideficiency or other laws which limit or discharge a subsidiary's indebtedness.

     3.   Continuing Guaranty.   This Guaranty shall be deemed a continuing
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guaranty, and the above consents and waivers of Parent shall remain in full force and effect until the satisfaction in full of all obligations of the Subsidiaries under the Acquisition Agreement.

     4.   Subordination.  Parent agrees that any and all claims in its favor
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against the Subsidiaries, any endorser or any other guarantor of all or any part of the obligations of the Subsidiaries under the Acquisition Agreement, or against any of their respective properties, arising by reason of any payment by Parent to the Selling Parties pursuant to the provisions hereof or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all obligations of the Subsidiaries under the Acquisition Agreement.

     5.   Representations and Warranties. Parent hereby represents and warrants
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to the Selling Parties as follows:


          (a) Parent owns all of the issued and outstanding capital stock of each of Corinthian Schools, Inc., a Delaware corporation, and Rhodes. FMU and Rhodes Group are wholly-owned subsidiaries of Rhodes.

          (b) Parent is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware.

          (c) Parent has the corporate power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary action to authorize the execution, delivery and performance by it of this Guaranty. Parent has duly executed and delivered this Guaranty, and this Guaranty constitutes its legal, valid and binding obligations enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or equity).

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          (d)  Neither the execution, delivery or performance of this Guaranty by the Parent, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance upon any of the property or assets of the Parent pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Parent is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation, By-Laws or other organizational document of the Parent.

          (e) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, the execution, delivery, performance, legality, validity, binding effect or enforceability of this Guaranty.

          (f) There are no actions, suits or proceedings pending or, to the knowledge of the Parent, threatened against or affecting the Parent that might materially and adversely affect the business, financial condition or results of operations of the Parent. No judgment or order for the payment of money has been entered against the Parent which remains outstanding and unpaid.

     6.   Notices. All notices, demands and requests required or permitted to be
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given under the provisions of this Guaranty shall be in writing and shall be deemed to have been duly delivered and received if given in accordance with the provisions of the Acquisition Agreement with the address of the Parent being the address of the Subsidiaries in the Acquisition Agreement.

     7.   Amendments.  No amendment, modification, termination or waiver of any
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provision of this Guaranty, or consent to any departure by the Parent therefrom, shall in any event be effective except in writing signed by the Selling Parties and the Parent. No waiver of any single breach or default under this Guaranty shall be deemed a waiver of any other breach or default.

     8.   Successors and Assigns. This Guaranty is a continuing guaranty and
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shall be binding upon the Parent and its successors and assigns, except that the
Parent shall not have the right to assign its rights hereunder. This Guaranty shall inure to the benefit of the successors and assigns of the Selling Parties and, in the event of any transfer or assignment of rights by any of the Selling Parties the rights and privileges herein conferred upon the Selling Party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

                                      -3-
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     9.   Severability. If any one or more of the provisions contained in this
          ------------
Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     10.  JURISDICTION, VENUE AND SERVICE OF PROCESS. THE PARENT AGREES TO THE
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JURISDICTION OF ANY DISTRICT OR FEDERAL COURT WITHIN THE STATE OF CALIFORNIA,
AND WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER. THE PARENT FURTHER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON HIM, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO THE PARENT AT THE ADDRESS OF THE SUBSIDIARIES LISTED IN THE ACQUISITION AGREEMENT, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THREE DAYS AFTER THE SAME SHALL HAVE BEEN POSTED AS AFORESAID.

     11.  WAIVER OF JURY TRIAL. THE PARENT, TO THE EXTENT PERMITTED BY LAW,
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WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER
SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THE SELLING PARTIES, THE SUBSIDIARIES AND/OR THE PARENT ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE PARENT AND SELLING PARTIES IN CONNECTION WITH THIS GUARANTY, THE ACQUISITION AGREEMENT OR ANY OTHER AGREEMENT.

     12.  GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED, CONSTRUED, AND
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ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD
TO THE CHOICE OF LAW PROVISIONS THEREOF).

     13.  Entire Agreement. This Guaranty (including the portions of the
          ----------------
Acquisition Agreement incorporated by reference herein) embodies the entire agreement and understanding of the parties hereto in respect of the subject matter hereof.

     14.  Section Headings.  The section headings contained herein are for
          ----------------
reference purposes only and shall not in any way affect the meaning and interpretation of this Guaranty.

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     IN WITNESS WHEREOF, this Guaranty has been executed as of the date first written above.

                                   CORINTHIAN COLLEGES, INC.

                                   By: /s/ David G. Moore
                                      ------------------------
                                      Name:
                                      Title:

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                                   EXHIBIT A

1.   Blair Business College, Inc.

2.   Phillips College of Denver, Inc.

3.   TO-BA Corporation

4.   Phillips College of Los Angeles, Inc.

5.   Phillips Educational Services of New York City, Inc.

6.   Phillips Educational Group of Pennsylvania, Inc.

7.   Phillips Educational Group of Portland, Inc.

8.   Rochester Business Institute, Inc.

9.   Phillips Educational Group of Utah, Inc.

10.  Phillips Educational Group of Missouri, Inc.

11.  Phillips Educational Group of Central Florida, Inc.